UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 11, 2024

SLM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13251		52-2013874
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

300 Continental Drive	Newark,	Delaware	19713
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (302) 451-0200
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.20 per share	SLM	The NASDAQ Global Select Market
Floating Rate Non-Cumulative Preferred Stock, Series B, par value $.20 per share	SLMBP	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Departure of Director

On March 11, 2024, Shannon Watkins, a member of the Board of Directors (the “Board”) of SLM Corporation (the “Company”), notified the Company of her decision to resign as a director of the Company effective immediately. Mrs. Watkins’ decision to resign from the Board is based on her recent acceptance of a new employment position as a senior executive at one of the Company’s critical vendors, and is intended to avoid any actual or potential conflicts of interest or independence issues that may arise from her new position. Mrs. Watkins’ resignation is not the result of any disagreement with the Company’s operations, policies or procedures, or any disagreements in respect of accounting principles or financial statement disclosures. As a result of her resignation, the Board adopted a resolution on March 13, 2024, decreasing the size of the Board from fifteen directors to fourteen directors, effective immediately.

Deferral of Director Retirement

In light of the foregoing, Robert S. Strong, a member of the Board of the Company, has consented to defer his previously announced retirement from the Board, which retirement was previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 16, 2023.

On March 13, 2024, the Board granted Mr. Strong a one-time waiver of the retirement age provision in the Company’s Board Governance Guidelines, so that Mr. Strong is eligible to stand for re-election to the Board at the Company’s next annual meeting of stockholders in 2024 (the “2024 Annual Meeting”), for one additional term.

On March 13, 2024, the Board also reaffirmed the future reduction of the size of the Board to twelve directors, effective on the date of the 2024 Annual Meeting, following the conclusion of the terms of Paul G. Child and Marianne M. Keler as directors.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
Date: March 14, 2024	By:	/s/ NICOLAS JAFARIEH
Nicolas Jafarieh
Executive Vice President and Chief Legal, Government Affairs, and Communications Officer